SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (date of earliest event reported): November 30, 2004

Friedman, Billings, Ramsey Group, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)	(Commission File Number)

or

1001 Nineteenth Street

North Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

1.	On November 30, 2004, Friedman, Billings, Ramsey Group, Inc. will make a presentation to investors at the FBR 11th Annual Investor Conference in New York, NY. A copy of the presentation is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

EXHIBITS

99.1	Presentation by Friedman, Billings, Ramsey Group, Inc. at the FBR 11th Annual Investor Conference in New York, NY. An additional PDF version of Friedman, Billings, Ramsey Group, Inc.’s presentation is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Date: November 30, 2004	By:	/s/ Emanuel J. Friedman
Emanuel J. Friedman
Co-Chairman and Co-Chief Executive Officer